Fuwei Films (Holdings) Co., Ltd (Parent Company) (Condensed Unaudited Balance Sheet) (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2012 Parent Company [Member] USD ($)	Dec. 31, 2012 Parent Company [Member] CNY	Dec. 31, 2011 Parent Company [Member] USD ($)	Dec. 31, 2011 Parent Company [Member] CNY	Dec. 31, 2010 Parent Company [Member] CNY	Dec. 31, 2009 Parent Company [Member] CNY
Cash and cash equivalents	$ 804	5,006	$ 7,018	44,172	171,227	26,804	$ 10	65	$ 19	121	92	28
Other current assets							43,499	271,006		272,537
Investment in subsidiaries							61	378		381
Total assets	119,991	747,550		790,174			43,571	271,450		273,039
Current liabilities	32,409	201,922		205,492			8,321	51,842		49,693
Total shareholders' equity	83,345	519,234		573,669			35,250	219,608		223,346
Total liabilities and equity	$ 119,991	747,550		790,174			$ 43,571	271,450		273,039